EXHIBIT 10.12
                     FORM OF STOCK PLEDGE AGREEMENT
               between Tupperware and various executives

          THIS STOCK PLEDGE AGREEMENT dated as of __________,
______ (this "Agreement") by and between __________________ (the
"Pledgor") and Dart Industries Inc., a Delaware corporation (the
"Secured Party"), recites and provides:

                            RECITALS

     The Pledgor has executed and delivered a promissory note of even date herewith (the "Note") made by the Pledgor payable to the order of the Secured Party in the principal amount of $__________, together with accrued interest thereon at the rate set forth therein. The Pledgor has agreed to pledge and deliver to the Secured Party, as security for the payment of the indebtedness evidenced by the Note, ______ shares of common stock of Tupperware Corporation, a Delaware corporation (the "Company"), in accordance with the terms and conditions set forth in this Agreement.

                       PLEDGE AGREEMENT

          NOW, THEREFORE, the parties to this Agreement agree as follows:

     1. Pledge of Collateral. The Pledgor hereby assigns and delivers to the Secured Party, with appropriate stock powers in the form of Exhibit A hereto-endorsed in blank, _________ shares of common stock of the Company. Such securities, and any replacements or substitutions thereof, all dividends and distributions thereon, all accessions thereto, and all proceeds thereof, are referred to in this document as the "Collateral." All of the Collateral will be held by the Secured Party subject to the terms and conditions of this Agreement.

     2. Certificates. The Pledgor agrees to deliver promptly to the Secured Party, with stock powers in the form of Exhibit A hereto endorsed in blank or other appropriate instruments of assignment, all certificates (if any) representing stock dividends or stock splits or rights to purchase or subscribe for additional stock, or other rights, accessions or increments with respect to any securities constituting a portion of the Collateral. Such certificates (if any) will be held by the Secured Party subject to the terms and conditions of this Agreement.

     3. Secured Indebtedness. This pledge of the Collateral secures all indebtedness of the Pledgor to the Secured Party evidenced by the Note and all obligations of the Pledgor to the Secured Party under this Agreement, including any attorneys' fees and other expenses incurred in the collection of the Note or the enforcement of this Agreement. Upon payment of the entire indebtedness of the Pledgor to the Secured Party evidenced by the Note, this Agreement will terminate and all the Collateral will be returned and delivered by the Secured Party to the Pledgor.

     4. Sale of Collateral. The Pledgor covenants and agrees that he or she will not sell, assign, transfer, pledge or otherwise dispose of or create a lien on or security interest in any of the Collateral so long as it is subject to this Agreement, except that the Pledgor may, by irrevocable written notice to the Secured Party, transfer all or any portion of the Collateral to the Secured Party on a date specified in the notice (which shall not be earlier than the date on which the Secured Party receives the notice) and apply the value of the transferred Collateral to the indebtedness evidenced by the Note in accordance with the terms of the Note. The value of the transferred Collateral will be calculated on the basis of the closing price of the Company's common stock on the New York Stock Exchange on the date of transfer to the Secured Party.

     5. Partial Release of Collateral. When the Pledgor has paid 25% of the original principal sum of this Note and the Associated Interest (as defined in the Note), the Secured Party will promptly release to the Pledgor 25% of the number of shares of common stock originally pledged hereunder (adjusted for any stock splits and stock dividends), taking into account any sale of Collateral pursuant to paragraph 4 hereof. When the Pledgor has paid 50% of the original principal sum of this Note and the Associated Interest (as defined in the Note), the Secured Party will promptly release to the Pledgor 50% of the number of shares of common stock originally pledged hereunder (adjusted for any stock splits and stock dividends), taking into account any sale of Collateral pursuant to paragraph 4 hereof and any previous release of Collateral pursuant to this paragraph 5. When the Pledgor has paid 75% of the original principal sum of this Note and the Associated Interest (as defined in the Note), the Secured Party will promptly release to the Pledgor 75% of the number of shares of common stock originally pledged hereunder (adjusted for any stock splits and stock dividends), taking into account any sale of Collateral pursuant to paragraph 4 hereof and any previous release of Collateral pursuant to this paragraph 5. Any release of Collateral pursuant to this paragraph 5 shall be subject to the conditions that at the time thereof no default by the Pledgor shall have occurred and be continuing under the Note or under this Agreement and that such release will not result in any violation of Regulation U of the Board of Governors of the Federal Reserve System.

     6. Pledgor's Representation. The Pledgor represents, warrants and covenants that he or she is the lawful owner of all of the Collateral, free and clear of all liens or claims of any sort whatsoever, other than the lien established by this Agreement, and that he or she will maintain the Collateral free of all such liens or claims until all indebtedness evidenced by the Note is fully and finally paid.

     7. Further Assurances. The Pledgor covenants and agrees to execute and deliver or cause to be executed and delivered, and to do or make or cause to be done or made, upon the request of the Secured Party, any and all agreements, instruments, acts or things, supplemental, confirmatory or otherwise, as may reasonably be required by the Secured Party for the purpose of, or in connection with, perfecting and completing the pledge of the Collateral in accordance with the terms and conditions of this Agreement.

     8. Dividends and Voting Rights. So long as there exists no event of default under this Agreement or under the Note, subject to the provisions of paragraphs 2 and 9 hereof, the Pledgor will have and enjoy all rights attaching to the Collateral, including the right to exercise any and all voting rights and the right to receive all dividends, subject to Section 2 of the Note.

     9. Default and Remedies. In the event of any default by the Pledgor in the payment of any sum under this Agreement or any indebtedness of the Pledgor evidenced by the Note which default continues for a period of five (5) days, or any other default under the Note or under this Agreement which continues for a period of fifteen (15) days after written notice given by the Secured Party to the Pledgor in accordance with the provisions of the Note, all right, title and ownership in and to the Collateral will transfer ipso facto to the Secured Party, at its option.
The transfer of the Collateral to the Secured Party will include all rights attaching to the Collateral, including the right to receive all dividends and the right to exercise any and all voting rights. Such transfer and delivery of the Collateral will be accepted by the Secured Party in full or partial satisfaction of the outstanding indebtedness evidenced by the Note, which indebtedness will be reduced by an amount equal to the value of the Collateral on the date of its delivery to the Secured Party. The value of the Collateral will be calculated on the basis of the closing price of the Company's common stock on the New York Stock Exchange on the date of transfer to the Secured Party. If the value of the Collateral is insufficient to discharge the outstanding indebtedness and other costs and expenses owed under the Note and this Agreement, the Pledgor will remain liable for the deficiency. If the value of the Collateral exceeds the outstanding indebtedness and other costs and expenses owed under the Note and this Agreement, the Secured Party will transfer to the Pledgor such excess in the form of common stock of the Company with a cash payment for any fractional share, and thereafter the Pledgor will have no other or further liability arising from such indebtedness.

     10. Expenses. The Pledgor will pay all costs of collection and enforcement of this Agreement (including court costs and attorneys' fees) in the event of default or failure of the Pledgor to fulfill any term, covenant or condition under this Agreement.

     11. Binding Agreement; Governing Law. This Agreement will bind the parties hereto and their respective heirs, personal representatives, successors and assigns. This Agreement will be governed by Florida law.

     12. Notices. All notices, requests, demands and other communications with respect to this Agreement will be in writing and will be delivered in the manner and at the addresses specified in the Note.

     IN WITNESS WHEREOF, the Pledgor and the Secured Party have executed or caused this Agreement to be executed in their names as of the date first above written.

PLEDGOR


_______________________________

Name:__________________________


SECURED PARTY

DART INDUSTRIES INC.

By:____________________________

Title:_________________________



                           EXHIBIT A


                          STOCK POWER

          FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to _____________________________ _____ Shares of Common Stock of Tupperware Corporation, a Delaware corporation, represented by Certificate No. ___________ (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint ___________________________________ as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.



Dated: _______________


IMPORTANT                        ____________________________
The signature must correspond
in every particular, without
alteration, with the name as     Name:_______________________
printed on your Certificate.